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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 30, 1996



                           ARBOR HEALTH CARE COMPANY
             (Exact name of registrant as specified in its charter)



   DELAWARE                            0-22178                34-1469604
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                    File Number)         Identification No.)


1100 SHAWNEE ROAD, P. O. BOX 840, LIMA, OHIO                          45802-0840
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:           419-227-3000



                        This document contains 6 pages.

                      The Exhibit Index appears on Page 5.





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ITEM 5.    OTHER EVENTS

         The Registrant on July 1, 1996 closed the acquisitions of Poly-Stat Supply Corporation and Poly-Stat Computer Applications, Inc. effective June 30, 1996. Combined 1995 sales of the two companies were approximately $2.4 million.

         The purchase price of approximately $1.2 million for the Poly-Stat businesses was paid with cash of $1.0 million and promissory notes of
approximately $.2 million.  In addition, a $1.0   million contingent payment
will be made if certain earnings targets are attained over the next five years. The acquisitions will be treated as purchases for accounting and financial reporting purposes.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements of Businesses Acquired.
           -------------------------------------------

           None required.

      (b)  Pro Forma Financial Information.
           -------------------------------

           None required.

      (c)  Exhibits
           --------

           1.    Press Release, dated July 2, 1996, of Arbor Health Care
                 Company.





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                                   SIGNATURE
                                   ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARBOR HEALTH CARE COMPANY



                                   By: /s/ DENNIS R. SMITH
                                      -----------------------------------
                                      Dennis R. Smith, Senior Vice President -
                                      Finance and Chief Financial Officer


Dated:  July 3, 1996





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                                 EXHIBIT INDEX
                                 -------------


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                                                                     Pagination
                                                                   By Sequential
                                                                       Numbering
Exhibit No.                 Description                                 System
- -----------                -----------                                 --------
    1                  Press Release, dated July 2, 1996, of
                       Arbor Health Care Company.                          6





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                                                Exhibit 1

                                                FOR FURTHER INFORMATION CONTACT:
                                                Pier C. Borra
                                                Chairman, President and
                                                Chief Executive Officer
                                                (419) 227-3000

                                                Chip Swearngan
                                                Edelman Financial
FOR IMMEDIATE RELEASE                           (212) 704-8111


                       ARBOR HEALTH CARE COMPANY ACQUIRES
                       OHIO-BASED MEDICAL SUPPLY BUSINESS

   LIMA, OHIO, JULY 2, 1996 -- ARBOR HEALTH CARE COMPANY (NASDAQ:AHCC) today announced that it has acquired Columbus, Ohio-based Poly-Stat Supply Corporation and Poly-Stat Computer Applications, Inc., which provide medical supplies and Medicare Part B billing services, respectively. Combined 1995 revenues for the two companies were approximately $2.4 million.

The purchase price of approximately $1.2 million will be paid in cash and notes. In addition, a $1.0 million contingent payment will be made if certain earnings targets are attained over the next five years.

The Poly-Stat business provides a wide range of enteral feeding, urological, ostomy, tracheostomy, surgical dressing and oxygen supplies to approximately 100 nursing homes in Ohio and Medicare Part B billing services to nursing homes.

Pier C. Borra, Chairman, President and Chief Executive Officer of Arbor Health Care, said, "We are very pleased with this acquisition because it expands the current services now provided by our pharmacy division. In addition, we will have the opportunity of providing institutional pharmacy services to customers of Poly-Stat. We look forward to working with Robert Q. Baker, the current President of both companies, to grow our combined Medicare Part B medical supply business," Borra concluded.

Arbor Health Care Company provides subacute medical services, including medical rehabilitation, ventilator weaning and respiratory therapy, and complex medical services such as cardiac recovery, infusion therapy and wound care, as well as basic care services to a variety of patients. The Company operates 28 licensed nursing centers in five states with a total of 3,342 beds and three institutional pharmacies in Ohio and Florida.




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